Exhibit 10.1

SAPO: G19458 & G19791
FDP Subaward Amendment
Awarding Agency	National Institute of Health (NIH)	Amendment No		01
PTE/Prime Award No.	5U01NS136023-02	Subaward No		2(GG011355-02)
Pass-Through Entity (PTE)		Subrecipient
The Trustees of Columbia University in the City of New York		Entity Name		Clene Nanomedicine, Inc.
subawards-CUMC@columbia.edu		Contact Name		info@CleneNanomedicine.com
Jinsy Andrews		Principal Investigator		Ben Greenberg
Project Title	Intermediate-sized Expanded Access Protocol for CNM-Au8 in Amyotrophic Lateral Sclerosis (ALS).
Cumulative Budget Period(s)		Amount Funded This Action		Total Amount of Funds Obligated to Date
(Agreement Start Date)	(End Date of Latest Budget Period)
Start Date: 09/25/2023	End Date: 08/31/2025	$7,976,230.00		$15,324,600.00
Subrecipient Cost Share ☐	Subject to FFATA ☒	Subrecipient UEI	(Unique Entity Identifier - May leave blank if unchanged from prior Agreement)	SPPAJ9E6CK65
Amendment(s) to Original Terms and Conditions
This Amendment revises the above-referenced Subaward Agreement as follows:
☒ Additional Budget Period
Additional budget period 09/01/2024 - 08/31/2025 is hereby added to this Subaward.

☐ No Cost Extension

☒ Additional Funding
Additional funding in the amount of $7,976,230.00 is hereby obligated to this Subaward.

☐ Deobligation

Carryover is Not Automatic	Carryover across budget periods requires prior approval.
☐ Carryover Authorized

If carryover is not automatic, the “Total Amount of Funds Obligated to Date” stated above may not reflect the actual balance available. The Subrecipient is responsible for tracking unobligated balances and subsequent carryover approvals from prior budget periods. In the event that funding was not fully expended by the Subrecipient during the prior period, the Subrecipient is not authorized to use funds from any prior periods, unless approval is granted by the PTE.

☒ Detailed Budget/Scope of Work/Notice of Award Attached		(Specify if the Budget and Scope of Work are “New”, “Revised”, or “Supplemental” in dropdown or “Other”)
Scope of Work, Budget and the Notice of Award is incorporated by attachment to this Amendment.

☒ Other (See Below)
CHANGE IN SUBAWARD NUMBER & SUBAWARD PURCHASE ORDER NUMBER (SAPOs):
The subaward number has changed from GG011355-01 to GG011355-02.
The SAPOs has changed from G18548,G18549 to G19458 & G19791.

MILESTONES:
Attachment 02 - Notice of Award includes modified milestones.

For clarity: all amounts stated in this amendment are in United Stated Dollars
All other terms and conditions of this Subaward Agreement remain in full force and effect.
By an Authorized Official of PTE:		By an Authorized Official of Subrecipient:
	Date			Date
/s/ William Berger	January 28, 2025	/s/ Rob Etherington		January 27, 2025
Name William Berger		Name Rob Etherington
Title Assistant Vice President		Title CEO

Attachment 1

Statement of Work and Budget

[Omitted pursuant to Regulation S-K, Item 601(a)(5). We agree to furnish supplementally a copy of such omitted materials to the SEC upon request.]

Attachment 2

Notice of Award

[Omitted pursuant to Regulation S-K, Item 601(a)(5). We agree to furnish supplementally a copy of such omitted materials to the SEC upon request.]